NET FINANCE COSTS (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	$ 291	$ 268
Convertible debentures	0	6
Leases	17	0
Unwinding of discount rate	13	12
Finance lease income	(1)	0
Loss in fair value of non-commodity-related derivative financial instruments	(4)	(4)
Gains (Losses) on Exchange Differences on Translation and Other, Net of Tax	22	3
Net finance costs	$ 294	$ 279